SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                 FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                                May 15, 2006
                                ------------
                               Date of Report
                     (Date of earliest event reported)


                                  EGENE, INC.
                                  -----------
           (Exact name of registrant as specified in its charter)



    Nevada                          0-32393                     87-0645507
    ------                          -------                     ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)

                    17841 Fitch, Irvine, California 92614
                    -------------------------------------
                   (Address of Principal Executive Offices)

                               (949) 250-8686
                               --------------
                       (Registrant's Telephone Number)

                                     N/A
                                    -----
        (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

     See Exhibit 99, Press Release dated May 15, 2006, a copy of which is attached hereto and incorporated herein by reference. For the first quarter 2006, the Company increased its revenue 85% from one year ago, recording sales of $507,211 versus first quarter sales of $274,151 in 2005.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

         99                      Press Release

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        eGENE, INC.


Date: 05/15/2006
      ----------                        ------------------------
                                        Ming S. Liu
                                        CEO